             As filed with the Securities and Exchange Commission on May 3, 2000
                                                     Registration No.: 333-35100

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------
                          PRE-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                             Global Crossing Ltd.
             (Exact name of registrant as specified in its charter)

                                ---------------

         Bermuda                                 4813                     98-0189783
 (State or other jurisdiction of       (Primary Standard Industrial   (I.R.S. Employer
 incorporation or organization)           Classification Number)      Identification No.)


             Wessex House                                         CT Corporation
            45 Reid Street                                        1633 Broadway
           Hamilton HM12, Bermuda                            New York, New York 10019
          Telephone: (441) 296-8600                          Telephone: (212) 479-8200
   (Address including zip code, and telephone        (Name, address, including zip code, and
  number, including area code, of registrant's       telephone number, including area code, of
       principal executive office)                              agent for service)

                                ---------------
                                   Copies to:

      TODD H. BAKER, ESQ.                ANDREW R. KELLER, ESQ.       WILLIAM H. HINMAN, ESQ.
  Gibson, Dunn & Crutcher LLP          Simpson Thacher & Bartlett       Shearman & Sterling
  One Montgomery Street, 26th Floor       425 Lexington Avenue          555 California Street
     San Francisco, CA 94104           New York, New York 10017        San Francisco, CA 94104
    Telephone: (415) 393-8200          Telephone: (212) 455-2000      Telephone: (415) 616-1221
    Facsimile: (415) 986-5309          Facsimile: (212) 455-2502      Facsimile: (415) 616-1199

                                ---------------
  Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.
                                ---------------
  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

  Please note that, in this pre-effective amendment no. 1, we are only filing
Part II of this registration statement. You may find a copy of the prospectus that is a part of this registration statement in our filing of this registration statement dated April 19, 2000.


                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

  The registrant estimates that expenses in connection with the offering described in this Registration Statement will be as follows:



   SEC registration fee............................................ $  26,400
   Nasdaq National Market listing fee..............................     1,000
   Bermuda Stock Exchange listing fee..............................     *
   Printing and engraving expenses.................................     *
   Legal fees and expenses.........................................     *
   Accounting fees and expenses....................................     *
   Blue Sky fees and expenses......................................     *
   Transfer agent and registrar fees...............................     *
   Miscellaneous...................................................     *
                                                                    ---------
Total.........................................................      $   *
                                                                    =========

--------
*To be completed by amendment

Item 15. Indemnification of Directors and Officers.

  The Bye-laws of the Registrant provide for indemnification of the Registrant's officers and directors against all liabilities, loss, damage or expense incurred or suffered by such party as an officer or director of the Registrant; provided that such indemnification shall not extend to any matter which would render it void pursuant to the Companies Act of 1981 as in effect from time to time in Bermuda.

  The Companies Act provides that a Bermuda company may indemnify its directors in respect of any loss arising or liability attaching to them as a result of any negligence, default, breach of duty or breach of trust of which they may be guilty. However, the Companies Act also provides that any provision, whether contained in the company's bye-laws or in a contract or arrangement between the company and the director, indemnifying a director against any liability which would attach to him in respect of his fraud or dishonesty will be void.

  The directors and officers of the Registrant are covered by directors' and officers' insurance policies maintained by the Registrant.

Item 16. Exhibits.

  The following is a complete list of Exhibits filed as part of this Registration Statement, which are incorporated herein:



Exhibit
Number                            Exhibit Description
 -------                           -------------------

  1.1   Form of Underwriting Agreement (to be filed by amendment).

  3.1 Memorandum of Association of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S1/A filed on July 2, 1998).

  3.2 Certificate of Incorporation of Change of Name of the Registrant dated April 30, 1998 (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1/A filed on July 23, 1998 (the "July 23, 1998 S-1/A")).

  3.3 Memorandum of Increase of Share Capital of the Registrant dated July 9, 1998 (incorporated by reference to Exhibit 3.4 to the July 23, 1998 S-1/A).

Exhibit
Number                            Exhibit Description
 -------                           -------------------
  3.4 Memorandum of Increase of Share Capital of the Registrant dated September 27, 1999 (incorporated by reference to Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q filed on November 15, 1999 (the "November 15, 1999 10-Q")).

  3.5 Bye-laws of the Registrant as in effect on October 14, 1999 (incorporated by reference to Exhibit 3.2 to the November 15, 1999 10-
        Q).

  3.6 Form of Certificate of Designations of Global Crossing Group Stock and GlobalCenter Group Stock (previously filed).

  3.7 Form of Policy Statement Regarding Global Crossing Group and GlobalCenter Group Matters (previously filed).

  4.1 Form of Global Crossing Group Stock Certificate (to be filed by amendment).

  4.2   Form of GlobalCenter Group Stock Certificate (to be filed by amendment).

  5.1   Opinion of Appleby, Spurling & Kempe (to be filed by amendment).

  8.1   Tax opinion of Simpson Thacher & Bartlett (to be filed by amendment).

 10.1   GlobalCenter Management Stock Plan (to be filed by amendment).

 10.2   GlobalCenter 2000 Stock Incentive Plan (to be filed by amendment).

 10.3 Form of Tax Sharing Agreement dated as of , 2000 between the GlobalCenter Inc. and Global Crossing North America Inc. (to be filed by amendment).

 23.1   Consent of Arthur Andersen LLP re: GlobalCenter (previously filed).

 23.2   Consent of Arthur Andersen re: Global Crossing Ltd. (previously filed).

 23.3   Consent of PricewaterhouseCoopers LLP (previously filed).

 23.4   Consent of KPMG Audit Plc (previously filed).

 23.5   Consent of Deloitte & Touche (previously filed).

 23.6   Consent of PricewaterhouseCoopers (previously filed).

 23.7   Consent of Appleby, Spurling & Kempe (included in Exhibit 5.1).

 23.8   Consent of Simpson Thacher & Bartlett (included in Exhibit 8.1).

 24.1   Power of Attorney of the Registrant (previously filed).


Item 17. Undertakings.

  (a) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

  (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions referred to in Item 15 or otherwise (other than the insurance policies referred to therein), the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted against the registrant by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

  (c) The undersigned registrant hereby undertakes that:

   (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
 (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

   (2) For the purpose of determining any liability under the Securities
 Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on May 3,
2000.

                                Global Crossing Ltd.

                                     /s/ Leo J. Hindery, Jr.
                                By: _________________________________
                                     Name: Leo J. Hindery, Jr.
                                     Title: Chief Executive Officer

                                POWER OF ATTORNEY


  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                                                            Capacity                  Date
                                                                        ----------------------------------  -----------

                  /*/                                                   Chairman of the Board and Director  May 3, 2000
______________________________________
             Gary Winnick

                  /*/                                                   Co-Chairman of the Board and        May 3, 2000
______________________________________                                  Director
           Lodwrick M. Cook

                  /*/                                                   Vice Chairman of the Board and      May 3, 2000
______________________________________                                  Director
           Thomas J. Casey

                  /*/                                                   Director; Vice Chairman of the      May 3, 2000
______________________________________                                  Board, Asia Global Crossing
           Jack M. Scanlon

     /s/ Leo J. Hindery, Jr.                                            Chief Executive Officer and         May 3, 2000
______________________________________                                  Director; Chairman and Chief
      Leo J. Hindery, Jr.                                               Executive Officer, GlobalCenter,
                                                                        Inc.

                                                                        President, Chief Operating Officer
______________________________________                                  and Director
          David L. Lee



Signature                                                                   Capacity              Date
                                                                   --------------------------  -----------

                                                                   Director; President,
______________________________________                             Global Crossing North
          Joseph P. Clayton                                        America

                                                                   Senior Vice President and
______________________________________                             Director
             Barry Porter

         /s/ Dan J. Cohrs                                          Senior Vice President and   May 3, 2000
______________________________________                             Chief Financial Officer
             Dan J. Cohrs                                          (principal financial
                                                                   officer and principal
                                                                   accounting officer)

                 /*/                                               Director                    May 3, 2000
______________________________________
          Robert Annunziata

                                                                   Director
______________________________________
             Jay R. Bloom

                 /*/                                               Director                    May 3, 2000
______________________________________
        William E. Conway, Jr.

                 /*/                                               Director                    May 3, 2000
______________________________________
             Canning Fok

                 /*/                                               Director                    May 3, 2000
______________________________________
             Eric Hippeau

                                                                   Director
______________________________________
            Dean C. Kehler

                 /*/                                               Director                    May 3, 2000
______________________________________
          Geoffrey J.W. Kent

                 /*/                                               Director                    May 3, 2000
______________________________________
          James F. McDonald

                 /*/                                               Director                    May 3, 2000
______________________________________
    Douglas H. McCorkindale

                                                                   Director
______________________________________
        Bruce Raben

           /*/                                                     Director                     May 3, 2000
______________________________________
        Michael R. Steed



* By Power-of-Attorney

          /s/ Dan J. Cohrs                                         Attorney-in-Fact            May 3, 2000
______________________________________
           Dan J. Cohrs

                                      II-5